SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-WANG LABORATORY

          GABELLI FOUNDATION
                                 6/07/99           20,000-           29.2500
                                 6/07/99            5,700-           29.2500
                                 6/04/99            1,700            29.0625
          GABELLI SECURITIES,INC.
                                 6/07/99           25,000-           29.2500
          THE GABELLI PERFORMANCE PARTNERSHIP
                                 6/07/99           40,000-           29.2500
          GABELLI MULTIMEDIA PARTNERS,L.P.
                                 6/07/99           12,000-           29.2500
                                 6/03/99            6,000            29.0625
          GIL II, LTD.
                                 6/07/99           15,000-           29.2500
          GABELLI INTERNATIONAL LTD
                                 6/07/99           45,000-           29.2500
                                 5/24/99            5,000            28.7500
          GABELLI FUNDS INC.
                                 6/07/99           75,000-           29.2500
          GABELLI FUNDS, LLC
               THE GABELLI VALUE FUND,INC.
                                 6/07/99           42,500-           29.2500
                                 5/24/99           42,500            28.7500
               THE GABELLI TELECOMMUNICATION FUND
                                 6/07/99          150,000-           29.2500
               THE GABELLI SMALL CAP GROWTH FUND
                                 6/07/99            2,000-           29.2500
               THE GABELLI GLOBAL MULTI MEDIA TRUST
                                 6/07/99          200,000-           29.2500
               THE GABELLI EQUITY TRUST,INC.
                                 6/07/99          195,000-           29.2500
               THE GABELLI ASSET FUND
                                 6/07/99          170,000-           29.2500
               THE GABELLI CAPITAL ASSET FUND
                                 6/07/99           90,000-           29.2500
               THE GABELLI ABC FUND
                                 6/07/99          150,000-           29.2500
          GABELLI ASSET MANAGEMENT, INC.
                                 6/07/99           90,000-           29.2500
          GAMCO INVESTORS, INC.
                                 6/07/99        1,566,000-           29.2500

                                           SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-WANG LABORATORY

          GAMCO INVESTORS, INC.
                                 6/07/99            3,000-           29.2500
                                 6/03/99           15,000            29.1248
                                 5/21/99           20,000            28.7813
                                 5/20/99           25,000            28.7813
          GABELLI ASSOCIATES LTD
                                 6/07/99          150,000-           29.2500
                                 6/04/99           90,000            29.0625
                                 6/03/99           14,700            29.0625
          GABELLI ASSOCIATES FUND
                                 6/07/99          182,715-           29.2500
                                 6/04/99           19,000            29.0625
          GABELLI & COMPANY, INC.
                                 6/07/99           22,500-           29.2500
          GABELLI PROFIT SHARING PLAN
                                 6/07/99           20,000-           29.2500
          ALCE PARTNERS LP
                                 6/07/99           10,000-           29.2500

















          (1) THE TRANSACTIONS ON 6/07/99 WERE IN CONNECTION WITH THE
              TENDER OFFER DESCRIBED IN ITEM 5(A) OF THIS AMENDMENT TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE OVER-THE-COUNTER MARKET.

          (2) PRICE EXCLUDES COMMISSION.


                                            SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          DEPOSITARY SHARES- WANG LABORATORIES

          GABELLI FUNDS, LLC
               THE GABELLI EQUITY TRUST,INC.
                                 6/07/99           90,000-           55.0500
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                 6/07/99          110,000-           55.0500



























          (1) THE TRANSACTIONS ON 6/07/99 WERE IN CONNECTION WITH THE
              TENDER OFFER DESCRIBED IN ITEM 5(A) OF THIS AMENDMENT TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE OVER-THE-COUNTER MARKET.

          (2) PRICE EXCLUDES COMMISSION.





































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